SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 4, 2002

CONTINENTAL AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 324-2950
(Registrant's telephone number, including area code)

Item 5. Other Events.

On December 4, 2002, we provided a letter to analysts and other parties presenting information relating to our financial outlook for the remainder of 2002 and for 2003. The letter is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Letter to Analysts

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CONTINENTAL AIRLINES, INC.

December 4, 2002	By: /s/ Diane Dayhoff
Diane Dayhoff
Staff Vice President-Finance

EXHIBIT INDEX

99.1	Letter to Analysts